UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 6, 2015

Date of Earliest Event Reported: June 11, 2015

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4447 N Central Expressway Suite 110-135 Dallas, TX 75205
(Address of principal executive offices)

(972) 885-3981
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K of Elite Data Services, Inc. contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s recent Annual Reports on Form 10-K, and the Company’s recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Introductory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Elite Data Services, Inc. (the “Company”, “we” and “us”), dated June 15, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to void the Securities Purchase Agreement and the $105,000 Convertible Note dated June 11, 2015 between the Company and LG Capital Funding, LLC (the “Voided Agreements”), disclose the updated agreements with LG Capital Holdings, LLC and Adar Bays, LLC for two convertible Notes in the aggregated amount of $105,000, report the assignment and conversion of the remainder of the contingent consideration due and payable into 3,720,120 shares of Common Stock, report the conversion of a promissory note in the principal amount of $13,500 dated April 15, 2014 into 108,614 shares, and report a settlement agreement for past services rendered with the Company’s former Chief Executive Officer, Chief Financial Officer, and President for $54,794 payable in the form of 391,386 shares of Common Stock. This Form 8-K/A amends and restates in its entirety Item 1.01, 2.01 and Item 3.02 of the Original Form 8-K. Referenced exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K filed June 15, 2015. Exhibits not referenced in the Original Form 8-K are filed herewith.

Item 1.01 - Entry into a Material Definitive Agreement

Elite Data Services, Inc. (the “Company”, “we” and “us”) implemented a strategic financing strategy whereby we are raising short-term cash using convertible debentures. Below is a summary of the terms of these agreements:

Convertible Note with JSJ Investments Inc.

On June 11, 2015 the Company issued a 12% Convertible Note (the “JSJ Note”) to JSJ Investments, Inc (“JSJ”) in the principal amount of $100,000 (net $88,000 to the Company after payment of related legal and broker fees). The JSJ Note bears interest at the rate of 12% per annum, and is due December 11, 2015 (the “Maturity Date”). The JSJ Note has a redemption premium of 135% of the Principal if paid within 90 and 120 days, which increases to a redemption premium of 145% if after the 120th day (the "Repayment Amount"). At any time or times on or after the Maturity Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock of the Company at a 45% discount to the lowest trading price during the previous twenty (20) trading days to the date of the Conversion Notice.

The description above of the JSJ Note does not purport to be complete and is qualified in its entirety by reference to the full text of the JSJ Note, a copy of which is incorporated by reference to the Company’s 8-K dated June 11, 2015 as Exhibit 10.45.

The following two notes were issued by the Company to replace the Voided Agreements:

Convertible Note with LG Capital Funding, LLC

On June 16, 2015, the Company and LG Capital Funding, LLC (“LG”) entered into a Securities Purchase Agreement (the "LG SPA") under which we issued a convertible note in the principal amount of $55,000 (the "LG Note") due June 16, 2016 bearing interest at the rate of 6% per annum. After broker and legal fees, the Company netted $45,000. The LG Note is due and payable on June 16, 2016, with interest payable in shares of common stock. If the Company fails to repay the LG Note when due, or if other events of default thereunder apply, a default interest rate of 24% per annum will apply. In addition, if we fail to issue unrestricted stock to LG within three business days of receipt of a notice of conversion, we must pay a $250 per day penalty, which fee increases to $500 per day beginning on the tenth day. The LG Note is convertible into shares of our common stock at a conversion price equal to 58% of the lowest closing bid price of our common stock for the ten trading days on or prior to the date upon which notice of conversion is received, subject to reduction to 48% if there is DTC Chill placed on our shares of common stock. The Company may prepay in full the unpaid principal and interest on the LG Capital Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 115% to 140% of the then outstanding balance on the LG Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made. Additionally, upon the occurrence of certain fundamental events as described in the LG Note, we are required to repay the note at the request of the holder in an amount equal to 150% of the then balance of the note. Further, such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void.

The descriptions above of the LG Note and the LG SPA do not purport to be complete and are qualified in their entirety by reference to the full text of the LG Note and LG SPA, a copy of which is filed as 10.48 and 10.49 hereto, respectively.

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Convertible Note with Adar Bays, LLC

On June 16, 2015, the Company and Adar Bays, LLC (“Adar”) entered into a Securities Purchase Agreement (the "Adar SPA") under which we issued a convertible note in the principal amount of $55,000 (the "Adar Note") due June 16, 2016 bearing interest at the rate of 6% per annum. After broker and legal fees, the Company netted $45,000. The Adar Note is due and payable on June 16, 2016, with interest payable in shares of common stock. If the Company fails to repay the Adar Note when due, or if other events of default thereunder apply, a default interest rate of 24% per annum will apply. In addition, if we fail to issue unrestricted stock to Adar within three business days of receipt of a notice of conversion, we must pay a $250 per day penalty, which fee increases to $500 per day beginning on the tenth day. The Adar Note is convertible into shares of our common stock at a conversion price equal to 58% of the lowest closing bid price of our common stock for the ten trading days on or prior to the date upon which notice of conversion is received, subject to reduction to 48% if there is DTC Chill placed on our shares of common stock. The Company may prepay in full the unpaid principal and interest on the Adar Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 115% to 140% of the then outstanding balance on the Adar Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made. Additionally, upon the occurrence of certain fundamental events as described in the Adar Note, we are required to repay the note at the request of the holder in an amount equal to 150% of the then balance of the note. Further, such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void. The Company received the signed paperwork completing the Adar transaction on June 30, 2015.

The descriptions above of the Adar Note and the Adar SPA do not purport to be complete and are qualified in their entirety by reference to the full text of the Adar Note and Adar SPA, a copy of which is filed as 10.48 and 10.49 hereto, respectively.

Separation and Settlement Agreement with General Release of All Claims

Effective July 1, 2015, the Company entered into a Separation and Settlement Agreement Release of Claims (the “Agreement”) with Steven Frye, our former Chief Executive Officer, Chief Financial Officer, and President. According to the Agreement, the Company agreed to pay Mr. Frye $54,794 for services rendered in the form of 391,386 shares of Common Stock of the Company valued at $.14 per share. The Agreement further stated Mr. Frye would be responsible for all taxes and signed a general release of any and all claims, known or unknown, against the Company.

The descriptions above of the Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of Agreement, a copy of which is filed as 10.52 hereto, respectively.

Conversion of Promissory Note dated April 15, 2015

Effective July 1, 2015, the Company entered into Addendum Two (“Addendum Two”) of the Promissory Note dated April 15, 2014 (the “Note”) between the Company and Steven Frye. The Promissory Note dated April 15, 2015 was for the principle amount of $13,500 with 12% accrued interest. As of June 15, 2015, interest stopped accumulating leaving the total balance of $15,205.91 owed pursuant to the Note. This Addendum Two allows conversion of the principal balance of the Note and outstanding interest at 12 percent per annum to be payable in 108,614 shares of Common Stock of the Company at the fair value of the closing stock price calculated as of June 15, 2015 ($0.14).

Item 3.02 - Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K/A is incorporated in this section by reference.

Conversion of Remaining Balance of Contingent Consideration Payable

On February 25, 2011, the Company’s wholly owned subsidiary, Dynamic Energy Alliance Corporation (hereafter “DEDC”) and a former director no longer associated with the Company (hereafter the “Director”) entered into a Stock Purchase Agreement (hereafter “Agreement”) and corresponding Amendments No. 1, No. 2 and No. 3, dated December 30, 2011, March 31, 2012 and September 26, 2012, respectively, by which DEDC acquired all of the outstanding shares of Transformation Consulting, Inc. (hereafter “TC”). The purchase price for the shares was $2,000,000, payable from the gross revenues of TC, subject to the following contingent reduction or increase of the purchase price. Pursuant to the Agreement, if TC’s gross revenues during the two years following the closing was less than $2,000,000, then the purchase price for the shares would be reduced to the actual revenue received by TC during the two year period. If TC’s revenues during the same two year period exceed $2,000,000, then the purchase price for the shares would be increased by one-half of the excess revenues over $2,000,000 (hereafter “contingent consideration”).

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Pursuant to the contingent consideration of $2,000,000 due to the Director from TC, all revenues generated by TC under the Agency Agreement were disbursed to the former Director. Through December 31, 2012, gross revenues under the TC Stock Purchase Agreement totaled approximately $2,000,000. On September 30, 2013, the former director assigned the remaining contingent consideration debt note (hereafter the “Note”) to Habanero Properties via an Assignment and Assumption Agreement. The Note was subsequently offset by $108,788 as payment for warrants exercised at their strike price by the former director. Habanero Properties subsequently assigned the remaining contingent consideration due and payable to Rocky Road Capital, Inc. To eliminate the remaining balance due under the Note of $372,012, the Company entered into five Assignment of Convertible Promissory Note and Consent and A Convertible Promissory Note with third parties not affiliated with the Company. Each agreement specified the amount of the assignment to be paid back at $.10 per share. The total amount of shares aggregated under the conversion features amounted to a maximum of 3,720,120 Shares of Common Stock. None of the assignments amounted to any of the Assignees owing more than 4.99% of the outstanding securities of the Company and carried an interest rate of 5% per annum, if not converted. Each shareholder submitted a notice of conversion, of their portion of the Note convertible into the aggregate number of shares of Common Stock referenced above.

As a result of the aforementioned conversions the Note has been repaid in full.

Separation and Settlement Agreement with General Release of All Claims

The information provided in Item 1.01 of this Current Report on Form 8-K/A pertaining to the Agreement is incorporated in this section by reference. Pursuant to the Agreement the Company issued 391,386 shares of Common Stock.

Conversion of Promissory Note dated April 15, 2014

The information provided in Item 1.01 of this Current Report on Form 8-K/A pertaining to the Conversion of Promissory Note dated April 15, 2014 is incorporated in this section by reference. Pursuant to the Agreement, the outstanding principal and interest of the Promissory Note was converted into 108,614 shares of Common Stock of the Company.

For the following transactions listed in Item 3.02, we claim an exemption from registration for the information provided herein and in Item 1.01 to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 - Financials Statements and Exhibits.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith. The other exhibits are incorporated herein by reference, as indicated in the following list.

Exhibit Number	Description
10.45	12% Convertible Note between Elite Data Services, Inc. and JSJ Investments, Inc. dated June 11, 2015 (incorporated by reference to the Company's 8-K dated June 15, 2015)
10.48*	6% Convertible Redeemable Note dated June 16, 2015 between Elite Data Services, Inc. and LG Capital Funding, LLC
10.49*	Securities Purchase Agreement dated June 16, 2015 between Elite Data Services, Inc. and LG Capital Funding, LLC
10.50*	6% Convertible Redeemable Note dated June 16, 2015 between Elite Data Services, Inc. and Adar Bays, LLC
10.51*	Securities Purchase Agreement dated June 16, 2015 between Elite Data Services, Inc. and Adar Bays, LLC
10.52*	Separation and Settlement Agreement with General Complete Release of all Claims dated June 15, 2015 between Elite Data Services, Inc. and Steven Frye
10.53*	Addendum 2 to the Promissory Note dated June 15, 2015 between the Company and Steven Frye

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: July 6, 2015	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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